                    [LOGO OF EXCELSIOR FUNDS APPEARS HERE]



                           DOMESTIC EQUITY PORTFOLIOS


                                 ANNUAL REPORT

                                 MARCH 31, 1998

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS...................................................    1
ADVISER'S DOMESTIC EQUITY MARKET REVIEW..................................    2
ADVISER'S INVESTMENT REVIEWS
 Blended Equity Fund (formerly Equity Fund)..............................    3
 Income and Growth Fund..................................................    4
 Value and Restructuring Fund (formerly Business and Industrial
  Restructuring Fund)....................................................    5
 Small Cap Fund (formerly Early Life Cycle Fund).........................    6
 Energy and Natural Resources Fund (formerly Long-Term Supply of Energy
  Fund)..................................................................    7
 Large Cap Growth Fund...................................................    8
 Real Estate Fund........................................................    9
STATEMENTS OF ASSETS AND LIABILITIES.....................................   10
STATEMENTS OF OPERATIONS.................................................   12
STATEMENTS OF CHANGES IN NET ASSETS......................................   14
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS...............   16
PORTFOLIOS OF INVESTMENTS
 Blended Equity Fund (formerly Equity Fund)..............................   18
 Income and Growth Fund..................................................   20
 Value and Restructuring Fund (formerly Business and Industrial
  Restructuring Fund)....................................................   22
 Small Cap Fund (formerly Early Life Cycle Fund).........................   24
 Energy and Natural Resources Fund (formerly Long-Term Supply of Energy
  Fund)..................................................................   25
 Large Cap Growth Fund...................................................   26
 Real Estate Fund........................................................   27
NOTES TO FINANCIAL STATEMENTS............................................   28
INDEPENDENT AUDITORS' REPORT.............................................   37
FEDERAL TAX INFORMATION..................................................   37
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS........................   38

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
Dear Shareholder:

I am pleased to present the annual report for Excelsior Funds, Inc. Fiscal 1998 was an exciting year in the financial markets as a whole and for the fund family. Highlights included exceptional performance by many of the funds, the reconfiguration of some of our existing equity funds, and the commencement of several new fund offerings.

During the year, we introduced the Large Cap Growth Fund, Real Estate Fund and Emerging Markets Fund. These funds provide access to important asset classes and subclasses not previously offered by Excelsior. As always, we will continue to evaluate the current Excelsior funds and will consider expanding our offerings to help you meet your financial goals.

Buoyed by low interest rates and the lack of inflationary pressures, corporate profits continued to grow. These factors combined to produce another year of extraordinary returns on domestic equity investments. They also combined to constrain returns on fixed-income investments to modest levels. International markets were mixed, with strong returns in Europe, moderate Latin American returns and down markets in Asia, brought on by a weakened economic environment and currency devaluations in several countries.

The financial markets will present many challenges and opportunities during the coming year. Fiscal policy has continued to be effective in keeping inflation under control. We remain cautiously optimistic regarding the domestic equity markets. International markets, as a whole, remain attractive. A close watch will be required in Asia, as efforts are made to right their recent economic woes. I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to economic environment and to meet your investment objectives.

                                          /s/ Frederick S. Wonham

                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                    ADVISER'S DOMESTIC EQUITY MARKET REVIEW
-------------------------------------------------------------------------------

  The continued strength of corporate profits and the U.S. economy--without attendant inflationary pressures--along with good inflows of money into the stock market led to stunning gains for the major equity market indices in the first quarter of Fiscal 1998. Although the largest, most-familiar "blue chip" names continued to advance, market strength broadened somewhat to include cyclical and early life cycle smaller-capitalization companies. Many of the quarter's big winners were notable for having underperformed in recent quarters.

  This proved to be welcome news for the Excelsior family of mutual funds. As we had maintained our long-term diversified investment approach in previous quarters, we were able to benefit significantly from the market's advance.

  In the fiscal second quarter, shifting market leadership became more pronounced as market favor turned away from high-flying large caps to small- and mid-cap companies, from consumer staples to cyclicals, and from growth to value stocks. Part of this market rotation was the result of several well-publicized quarterly earnings disappointments (Coca Cola and Gillette the most glaring examples) from the large multinational global competitors, whose valuations had swelled due in large part to the perceived predictability of their earnings. This in turn was at least partially related to the continued strength of the U.S. dollar. Other factors were continued economic strength, low inflation, and perhaps the prolonged disparity of relative valuations vis-a-vis large and small caps.

  While several high-profile earnings shortfalls did slow the market's uptrend during the summer months, the real damage occurred during the fiscal third quarter, when economic problems in Asia ignited stock market corrections around the world. Stock market volatility increased dramatically as a result.

  Nevertheless, in the fiscal fourth quarter, the U.S. equity market shrugged off the Asian crisis and marched ahead strongly. Technology was the best-performing sector, led by the software and communications technology areas. Also strong were office equipment, mining, department stores, construction, steel, autos, and pharmaceuticals. Although financials posted sold gains, they did lag the broad market. The worst-performing sector was energy (oil drillers and oilfield equipment in particular), followed by tobacco, gas utilities, and real estate. While small-cap stocks participated in the broad advance, they were outpaced by their larger-cap peers.

  Still, while concerns among many investment professionals mounted regarding the market's high valuational level, low yield and earnings expectations, individual investors, undaunted, continue to pour near-record levels of cash into mutual funds.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                  BLENDED EQUITY FUND (FORMERLY EQUITY FUND)
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 50.82%,* versus 48.00%** for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Through the first three fiscal quarters, the Fund's holdings of retail stocks were a source of strength. The portfolio's financial stocks, which were overweighted, performed well due to a favorable interest-rate environment and the market's willingness to assign higher relative valuations. Leaders in this group included State Street, Morgan Stanley, Mellon Bank, and Associates First Capital. Within the drug group, Pfizer and Schering-Plough performed well. Other standouts included Ford, Centex, Lucent Technologies, Tyco International, Microsoft, General Electric, Illinois Tool Works and AT&T. The portfolio's energy group lagged, with declines in United Meridian and Enron, both of which were sold. Other weak performers that were sold include Scholastic, Pall, Waste Management, and Heilig Myers. Our basic investment strategy did not change, we emphasized a long-term investment horizon, as opposed to attempts at timing the market, broad portfolio diversification across strategies and investment themes, and solid good business values--that is, companies who have demonstrated and continue to demonstrate solid growth in a volatile environment. During the fiscal third quarter a portion of the portfolio began to be managed utilizing quantitative analysis to complement the rest of the portfolio by further diversifying it in relation to the S&P 500 and by improving the tax efficiency of the portfolio. For the final quarter of the fiscal year, Lucent Technologies and Nokia, two leading telecommunications equipment companies, were the portfolio's best performers. Worldcom, which should complete its merger with MCI this year, was also a very strong performer. Other strong performers included Microsoft and Cisco Systems in technology; Pfizer and Schering-Plough in the drug group; and Luxottica, Dayton-Hudson, and Wal-Mart in the retail sector.

                             Blended Equity Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------
                    1 year             5 years        10 Years
--------------------------------------------------------------------------------
                    50.82%             20.92%         17.52%

                           [LINE GRAPH APPEARS HERE]

 DATE                  S&P 500 INDEX
 ----                  -------------
3/31/89                   $11,820
3/31/90                   $14,110
3/31/91                   $16,140
3/31/92                   $17,920
3/31/93                   $20,650
3/31/94                   $20,960
3/31/95                   $24,210
3/31/96                   $31,980
3/31/97                   $38,300
3/31/98                   $56,680




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Blended Equity Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                            INCOME AND GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 33.29%*, versus 48.00%** for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). To provide the income component of the Fund, we held a variety of fixed-income and convertible securities. Within the equity component of the Fund, which comprises the balance of the portfolio, we emphasize thorough diversification across three investment strategies--growth, value, and small cap--and longer-term investment themes. In all of our investments, we focus on long term fundamental business value with special attention to the breadth and depth of employee incentives (compensation, safety, etc.). During the first half of the fiscal year, the Fund advanced strongly, though it did underperform the S&P 500, due in part to the Fund's income requirements. The Fund's structure and strategy remained essentially unchanged in the period, and few modifications were made to the portfolio. As the rest of the stock market began to catch up to the previously high-flying larger capitalization stocks, the Fund, given its blend of strategies, themes, and market capitalizations, was able to benefit. To maintain the Fund's income level, we did add Treasuries given the narrowing yield spreads. In the second half of the fiscal year, we increased the yield in the equity portion of the portfolio, trimmed some of the Fund's biggest gainers, and harvested losses. Among our new purchases, we would highlight International Flavors and Fragrances (IFF) and HSB Group (Hartford Steam Boiler), both of which we feel boast enviable financial strength and given our goal to increase yield, 3%- plus dividend yields. We also purchased several high-yielding bonds.



                            Income and Growth Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------

                    1 year          5 years        10 years
                    33.29%          16.84%          14.58%

                           [LINE GRAPH APPEARS HERE]

 DATE                  INCOME & GROWTH FUND            S&P 500 INDEX
 ----                  --------------------            -------------
3/31/89                    $11,836                        $11,820
3/31/90                    $12,563                        $14,110
3/31/91                    $12,133                        $16,140
3/31/92                    $13,941                        $17,920
3/31/93                    $18,185                        $20,650
3/31/94                    $19,401                        $20,960
3/31/95                    $20,516                        $24,210
3/31/96                    $25,815                        $31,980
3/31/97                    $29,070                        $38,300
3/31/98                    $38,777                        $56,680



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Income and Growth Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
 VALUE AND RESTRUCTURING FUND (FORMERLY BUSINESS AND INDUSTRIAL RESTRUCTURING
                                     FUND)
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1998, the Fund realized a total return of 52.10%* versus 48.00%** for the Standard & Poor's 500 Composite Stock Price Index and ranked 17 out of 646 funds, based on total return, in the Lipper Growth and Income Fund category.*** The Fund's long-term performance has been excellent as well, ranking first among 255 funds in the same Lipper category for the five years ended March 31, 1998, with a cumulative total return of 28.14%.* During the first half of the fiscal year, Fund strength was broadbased, and was attributable, we believe, to the continued resilience of the restructuring investment theme as well as the Fund's thorough diversification. Performance was helped in particular by an overweighting of large-capitalization concerns as well as the aerospace, energy, financial services, and technology sectors. In the first quarter, as the narrow market focus on a handful of large-cap stocks appeared to be broadening, we added smaller and secondary (less well-known) names to the portfolio. In the second quarter, as the large-cap names began to stumble, we added to existing positions in this area. In the third quarter, several of the Fund's mid- and small-capitalization holdings contributed meaningfully to the Fund's performance. Areas of weakness, not surprisingly, came from the Fund's more globally oriented holdings. The Fund's technology names proved unhelpful during the period as well. Regarding the Fund's structure and strategy, we maintained roughly a 60% weighting in large-cap stocks, a 25% weighting to mid-caps, and 15% in small caps. Most important, we continued to emphasize broad portfolio diversification, though with special emphasis on technology (less usual, more out-of-favor names), financials, and to a lesser extent aerospace--all of which aided the Fund during the final quarter of the fiscal year.


                         Value and Restucturing Fund"*
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------

                            1 year          5 years
                            52.10%          28.11%

                           [LINE GRAPH APPEARS HERE]

                Value and
 DATE        Restructuring Fund    S&P 500 INDEX
 ----        ------------------    -------------
12/31/92          $10,000            $10,000
 3/31/93          $11,014            $10,440
 3/31/94          $13,922            $10,590
 3/31/95          $15,522            $12,240
 3/31/96          $21,184            $16,160
 3/31/97          $25,017            $19,365
 3/31/98          $38,052            $28,650


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Value and Restructuring Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                SMALL CAP FUND (FORMERLY EARLY LIFE CYCLE FUND)
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 35.33%* versus 42.01%* for the Russell 2000 Index and 48.00%*** for the Standard & Poor's 500 Composite Stock Price Index. During the first half of the fiscal year, the Fund saw broadbased strength due in part to the rebound of smaller-capitalization names and the absence of any major disappointments. During this period, we emphasized high-quality (rather than speculative) companies, strict discipline regarding valuations, and through portfolio diversification. During the second half, due to the crisis in Asia, small-cap market favor evaporated. Our basic strategy remained the same, through we began to place increased emphasis on value. In terms of financial characteristics, we paid close attention to strong cash flow generation, high-return businesses, and leverage. During the final quarter, while small caps participated in the board market advance, they were outpaced by their larger-cap peers. Regarding portfolio structure, the Fund was and remains well diversified, through modestly underweighted in the financial area, and modestly overweighted in technology. Our technology holdings lagged the overall technology sector, however, and this seemed to account for much of the Fund's underperformance versus its Russell 2000 benchmark in the final quarter. We remain confident in the Fund's allocations and individual stock selection longer term.

                                Small Cap Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------

                            1 year          5 years
                            35.33%           13.30%

                           [LINE GRAPH APPEARS HERE]

      DATE                    SMALL CAP FUND          RUSSELL 2000 INDEX
      ----                    --------------          ------------------
    12/31/92                     10,000                    10,000
    3/31/93                      10,571                    10,440
    3/31/94                      12,503                    11,590
    3/31/95                      14,398                    12,210
    3/31/96                      17,031                    15,770
    3/31/97                      14,590                    16,576
    3/31/98                      19,745                    23,530


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Small Cap Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
  ENERGY AND NATURAL RESOURCES FUND (FORMERLY LONG-TERM SUPPLY OF ENERGY FUND)
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 24.97%* versus 48.00%** for the Standard & Poor's 500 Composite Stock Price Index. During the first half of the fiscal year, energy sector leadership resided in the major international oils and the oil services group, the two most highly weighted sectors in the Fund. The commodity price sensitive E&P (exploration and production) sector rebounded modestly. Early in the second fiscal quarter, we lowered our weighting in the E&P, pipeline, and refining and marketing sectors, shifting proceeds into the oils service sector, where pricing power was the greatest due to full rig utilization. In October, the scope of the Fund was broadened to include natural resources, and we began to move toward a targeted 85% energy/15% natural resources mix with the objective of inflation-proofing the portfolio without impairing near-term performance. Momentum turned negative in the second half, however, as the Fund was impacted by a sharp pullback in energy prices. Our underweighting of E&P stocks and natural resource names and an overweighting of oil service stocks benefited the Fund during this challenging period. During the final quarter, Fund performance was driven by the gas-leveraged E&P sector. As we felt that oil prices could languish for another quarter or so, given high inventory levels, we reduced our weighting in the oilfield service group from 36% to 24% and raised our weighting in the less commodity-sensitive pipeline group from 10% to 16%.


                      Energy and Natural Resources Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------

                            1 year          5 years
                            24.97%           15.09%

                           [LINE GRAPH APPEARS HERE]


                      Energy and Natural            The S & P 500
Date                    Resources Fund                  Index
----                  ------------------            --------------

12/31/92                          10,000                    10,000
 3/31/93                          11,157                    10,440
 3/31/94                          11,094                    10,590
 3/31/95                          11,568                    12,240
 3/31/96                          14,067                    16,160
 3/31/97                          18,045                    19,365
 3/31/98                          22,551                    28,650

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Energy and Natural Resources Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                             LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

  For the six month period from October 1, 1997 (inception date) to March 31, 1998, the Fund realized a total return of 21.57%* versus 17.23%** for the Standard & Poor's 500 Composite Stock Price Index. Our strategy has been to focus exclusively on a few high-quality, large-cap companies which we believe have superior growth potential. We intend to concentrate the Fund in 25 names, not concern ourselves with issues of market timing and valuation and to let the winners run and eliminate the losers. As a result, the Fund's largest holdings are generally its best performing as well. During the period we focused in particular on several secular trends and areas where we have been able to identify the most rapid growth potential: technology (the PC and the Internet), globally dominant financial intermediaries, and globally dominant brand names. The Fund's top-ten holdings at fiscal year end included America Online, Microsoft, Cisco Systems, Dell Computer, Intel, Merrill Lynch, Citicorp, Pfizer, Charles Schwab, and Cendant.

                            Large Cap Growth Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------
                           Since Inception (10/1/97)
--------------------------------------------------------------------------------
                                    21.57%

                           [LINE GRAPH APPEARS HERE]

 DATE                  S&P 500 INDEX
 ----                  -------------
10/31/97                  $9,670
11/30/97                 $10,110
12/31/97                 $10,290
 1/31/98                 $10,400
 2/28/98                 $11,150
 3/31/98                 $11,720



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Large Cap Growth Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                                REAL ESTATE FUND
--------------------------------------------------------------------------------

  For the six month period from October 1, 1997 (inception date) to March 31, 1998, the Fund realized a total return of 2.26%* versus 0.80%** for the Standard & Poor's REIT Composite Index and 17.23%*** for the Standard & Poor's 500 Composite Stock Price Index. The timing of the Fund's launch proved fortuitous; we were able to put cash to work after the real estate market had begun to weaken. Apart from the macro-issues that affected the entire equity market, the Real Estate Investment Trust ("REIT") market was negatively impacted by substantial amounts of equity issuance (nearly $6 billion), most of which were follow-on deals rather than IPOs. Encouragingly, the Fund and REITs in general proved to be less volatile and more defensive during some of the Fund's initial quarter's roughest periods. The portfolio was structured with a balance of growth (office and diversified) and value (retail and apartment) REITs. Perhaps because the growth stocks had done so well prior to the Fund's inception, leading to heightened valuation levels, several of the Fund's value and special situation holdings were among the better performers during its initial quarter of operation. During the final quarter, REITs underperformed the broad market for several reasons: legislative uncertainty surrounding paired-share REITs, increased competition for acquisitions, fears that REITs would be unable to manage well through more competitive periods, and strong capital-raising activity that wasn't well absorbed by the market. While the Fund did have a number of positive contributors in the quarter (Price REIT, Cabot Industrial, and Boston Properties), some of its higher-multiple REITs came under some pressure. We are comfortable with the Fund's current structure--with a full weighting in the office/industrial sector and a slight deemphasis on apartment REITs. We will continue to emphasize broad diversification within the group in terms of geography, property type, market cap, and valuation.

                            Real Estate Fund+
--------------------------------------------------------------------------------
                        Total Return Ended on 3/31/98*
--------------------------------------------------------------------------------
                           Since Inception (10/1/97)
--------------------------------------------------------------------------------
                                    2.26%

                           [LINE GRAPH APPEARS HERE]

 DATE                  S&P REIT Index
 ----                  --------------
10/31/97                  $9,720
11/30/97                  $9,920
12/31/97                 $10,110
 1/31/98                 $10,000
 2/28/98                  $9,810
 3/31/98                 $10,080



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Real Estate Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's REIT Composite Index is a capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly known as REITS.
*** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998


                                                     BLENDED EQUITY
                                                          FUND       INCOME AND
                                                       (FORMERLY       GROWTH
                                                      EQUITY FUND)      FUND
                                                     -------------- ------------
  ASSETS:
   Investments, at cost-see accompanying
    portfolios.....................................   $323,025,087  $ 91,748,706
                                                      ============  ============
   Investments, at value (Note 1)..................   $594,819,534  $143,110,985
   Cash............................................            900       --
   Dividends receivable............................        703,872        49,190
   Interest receivable.............................         17,233       752,490
   Receivable for investments sold.................        --          2,288,026
   Receivable for fund shares sold.................         25,104        11,666
   Withholding tax receivable......................        --              2,566
   Prepaid expenses................................         24,209         6,629
   Unamortized organization costs (Note 5).........        --            --
                                                      ------------  ------------
   TOTAL ASSETS....................................    595,590,852   146,221,552
  LIABILITIES:
   Payable for investments purchased...............        --          1,851,736
   Payable for fund shares redeemed................         46,504       200,277
   Investment advisory fees payable (Note 2).......        332,905        80,725
   Administration fees payable (Note 2)............         62,614        15,607
   Administrative service fees payable (Note 2)....         17,951         8,805
   Directors' fees payable (Note 2)................          6,195         2,028
   Due to custodian bank...........................        --          5,982,956
   Accrued expenses and other payables.............        216,113        26,634
                                                      ------------  ------------
   TOTAL LIABILITIES...............................        682,282     8,168,768
                                                      ------------  ------------
  NET ASSETS.......................................   $594,908,570  $138,052,784
                                                      ============  ============
  NET ASSETS consist of:
   Undistributed net investment income.............   $    914,191  $    664,026
   Accumulated net realized gain (loss) on
    investments....................................      9,746,123     8,769,306
   Unrealized appreciation of investments and
    foreign currency translations..................    271,794,552    51,361,715
   Par value (Note 4)..............................         16,471         7,692
   Paid-in capital in excess of par value..........    312,437,233    77,250,045
                                                      ------------  ------------
  TOTAL NET ASSETS.................................   $594,908,570  $138,052,784
                                                      ============  ============
  Shares of Common Stock Outstanding...............     16,470,999     7,692,203
  NET ASSET VALUE PER SHARE........................         $36.12        $17.95
                                                            ======        ======


                       See Notes to Financial Statements

  VALUE AND RESTRUCTURING                      ENERGY AND NATURAL
      FUND (FORMERLY         SMALL CAP FUND      RESOURCES FUND      LARGE CAP
  BUSINESS AND INDUSTRIAL   (FORMERLY EARLY   (FORMERLY LONG-TERM     GROWTH     REAL ESTATE
    RESTRUCTURING FUND)     LIFE CYCLE FUND) SUPPLY OF ENERGY FUND)    FUND         FUND
  -----------------------   ---------------- ---------------------- -----------  -----------
       $293,015,035           $56,288,895         $33,496,216       $41,735,015  $40,845,063
       ============           ===========         ===========       ===========  ===========
       $399,629,194           $68,572,462         $45,400,649       $47,919,875  $40,954,667
            --                        279                 777               225        1,014
            313,284                10,112              25,239            12,850      236,572
             63,297                27,910               6,528               414          185
            --                     --                 757,095           --           --
          2,793,503                 5,982              26,823            32,400      --
              4,222                --                  --               --           --
              9,202                 3,140               1,908               600          965
            --                     --                  --                41,375       27,568
       ------------           -----------         -----------       -----------  -----------
        402,812,702            68,619,885          46,219,019        48,007,739   41,220,971
         13,348,736                --                  --               413,192      --
             66,123                 1,460              --                 2,127      --
            168,666                30,932              12,490            22,954       25,526
             13,613                 8,970               8,943             5,290          637
             10,540                 4,526               1,521               558        1,794
                414                   607                 469               195          338
            680,921                --                  --               --           --
             76,281                25,464              21,149            34,765       21,952
       ------------           -----------         -----------       -----------  -----------
         14,365,294                71,959              44,572           479,081       50,247
       ------------           -----------         -----------       -----------  -----------
       $388,447,408           $68,547,926         $46,174,447       $47,528,658  $41,170,724
       ============           ===========         ===========       ===========  ===========
       $    274,591           $    --             $    32,722       $    --      $    26,291
          3,631,511               628,702            (243,134)         (214,016)      19,611
        106,613,124            12,283,567          11,904,433         6,184,860      109,604
             16,326                 5,736               3,648             5,583        5,840
        277,911,856            55,629,921          34,476,778        41,552,231   41,009,378
       ------------           -----------         -----------       -----------  -----------
       $388,447,408           $68,547,926         $46,174,447       $47,528,658  $41,170,724
       ============           ===========         ===========       ===========  ===========
         16,325,679             5,735,910           3,648,375         5,583,405    5,840,242
             $23.79                $11.95              $12.66             $8.51        $7.05
             ======                ======              ======             =====        =====


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1998



                                                     BLENDED EQUITY INCOME AND
                                                     FUND (FORMERLY   GROWTH
                                                      EQUITY FUND)     FUND
                                                     -------------- -----------
  INVESTMENT INCOME:
   Interest income.................................   $    532,191  $ 2,699,016
   Dividend income.................................      6,631,276    1,801,187
   Less: Foreign taxes withheld....................        --            (3,096)
                                                      ------------  -----------
   TOTAL INCOME....................................      7,163,467    4,497,107
  EXPENSES:
   Investment advisory fees (Note 2)...............      3,471,749    1,100,859
   Administration fees (Note 2)....................        708,237      224,575
   Administrative servicing fees (Note 2)..........        182,660      111,416
   Shareholder servicing agent fees................        172,207       65,129
   Custodian fees..................................        140,402       40,483
   Legal and audit fees............................        101,571       25,188
   Shareholder reports.............................         43,172        8,815
   Amortization of organization costs (Note 5).....        --           --
   Registration and filing fees....................         22,066       12,133
   Directors' fees and expenses (Note 2)...........         26,142        8,008
   Distribution fees-- Trust Shares (Note 2).......            202      --
   Miscellaneous expenses..........................         62,687       15,969
                                                      ------------  -----------
   TOTAL EXPENSES..................................      4,931,095    1,612,575
   Fees waived by investment adviser and
   administrators (Note 2).........................       (332,878)    (111,416)
                                                      ------------  -----------
   NET EXPENSES....................................      4,598,217    1,501,159
                                                      ------------  -----------
  NET INVESTMENT INCOME (LOSS).....................      2,565,250    2,995,948
                                                      ------------  -----------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):
   Net realized gain (loss):
   Security transactions...........................     41,083,134   19,221,367
   Foreign currency translations...................        --           (13,460)
                                                      ------------  -----------
   Total net realized gain (loss)..................     41,083,134   19,207,907
   Change in unrealized appreciation/depreciation
    on investments and foreign currency
    translations during the year...................    205,385,468   19,295,523
                                                      ------------  -----------
   NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS.....................................    246,468,602   38,503,430
                                                      ------------  -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................   $249,033,852  $41,499,378
                                                      ============  ===========


* Large Cap Growth Fund and Real Estate Fund commenced operations on October 1, 1997.

                       See Notes to Financial Statements

  VALUE AND RESTRUCTURING                      ENERGY AND NATURAL
      FUND (FORMERLY         SMALL CAP FUND      RESOURCES FUND     LARGE CAP
  BUSINESS AND INDUSTRIAL   (FORMERLY EARLY   (FORMERLY LONG-TERM     GROWTH    REAL ESTATE
    RESTRUCTURING FUND)     LIFE CYCLE FUND) SUPPLY OF ENERGY FUND)   FUND*        FUND*
  -----------------------   ---------------- ---------------------- ----------  -----------
        $   246,500           $   231,449          $  132,357       $   44,724   $ 69,427
          2,733,206               250,498             582,085           52,962    788,400
                 --                --                  --               --          --
        -----------           -----------          ----------       ----------   --------
          2,979,706               481,947             714,442           97,686    857,827
          1,248,447               362,392             255,917           82,152    137,933
            318,354                92,410              65,259           16,759     20,453
             88,070                41,897              29,091            1,501      1,794
             74,335                40,564              33,683            2,210      1,468
             67,141                23,457              14,146           10,559     11,162
             29,706                 9,370               7,661            1,699      2,381
             10,342                 3,118              16,056              744      1,119
              3,171                 3,171               3,171            2,231      2,943
             37,445                19,583              19,974            1,968      2,127
              7,976                 3,051               2,290              383        562
                 49                    29              --               --          --
             48,637                 8,481               7,534           11,487     11,280
        -----------           -----------          ----------       ----------   --------
          1,933,673               607,523             454,782          131,693    193,222
            (88,070)              (41,897)            (32,946)         (16,680)   (28,552)
        -----------           -----------          ----------       ----------   --------
          1,845,603               565,626             421,836          115,013    164,670
        -----------           -----------          ----------       ----------   --------
          1,134,103               (83,679)            292,606          (17,327)   693,157
        -----------           -----------          ----------       ----------   --------
          4,634,390             3,491,186           3,347,027         (214,016)      (749)
            (38,046)               --                  --               --          --
        -----------           -----------          ----------       ----------   --------
          4,596,344             3,491,186           3,347,027         (214,016)      (749)
         80,592,450            12,326,916           4,846,663        6,184,860    109,604
        -----------           -----------          ----------       ----------   --------
         85,188,794            15,818,102           8,193,690        5,970,844    108,855
        -----------           -----------          ----------       ----------   --------
        $86,322,897           $15,734,423          $8,486,296       $5,953,517   $802,012
        ===========           ===========          ==========       ==========   ========


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                      BLENDED EQUITY  INCOME AND
                                                      FUND (FORMERLY    GROWTH
                                                       EQUITY FUND)      FUND
                                                      -------------- ------------
  YEAR ENDED MARCH 31, 1998
  Net investment income (loss)......................   $  2,565,250  $  2,995,948
  Net realized gain (loss) on investments...........     41,083,134    19,207,907
  Change in unrealized appreciation/depreciation on
   investments and foreign currency translations
   during the year..................................    205,385,468    19,295,523
                                                       ------------  ------------
  Net increase in net assets resulting from opera-
   tions............................................    249,033,852    41,499,378
  Distributions to shareholders:
   From net investment income:
   Shares...........................................     (2,290,458)   (2,916,488)
   Trust Shares.....................................           (146)      --
   From net realized gain on investments:
   Shares...........................................    (38,374,555)  (15,371,776)
   In excess of net realized gain on investments:
   Shares...........................................        --            --
                                                       ------------  ------------
    Total distributions.............................    (40,665,159)  (18,288,264)
                                                       ------------  ------------
   Increase (decrease) in net assets from fund share
    transactions (Note 4)
   Shares...........................................     79,577,598   (17,925,868)
   Trust Shares.....................................       (108,359)      --
                                                       ------------  ------------
     Total from fund share transactions.............     79,469,239   (17,925,868)
                                                       ------------  ------------
  Net increase in net assets........................    287,837,932     5,285,246
  NET ASSETS:
   Beginning of year................................    307,070,638   132,767,538
                                                       ------------  ------------
   End of year (1)..................................   $594,908,570  $138,052,784
                                                       ============  ============
 --------
   (1) Including undistributed net investment
     income.........................................   $    914,191  $    664,026
                                                       ============  ============
  YEAR ENDED MARCH 31, 1997
  Net investment income (loss)......................   $  1,968,077  $  2,839,449
  Net realized gain (loss) on investments...........     13,470,108     8,773,424
  Change in unrealized appreciation/depreciation on
   investments and foreign currency translations
   during the year..................................     11,035,720     3,899,616
                                                       ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations..................................     26,473,905    15,512,489
  Distributions to shareholders:
   From net investment income:
   Shares...........................................     (1,439,009)   (3,036,535)
   Trust Shares.....................................           (103)      --
   From net realized gain on investments:
   Shares...........................................    (11,114,096)   (5,519,778)
   Trust Shares.....................................            (27)      --
   In excess of net realized gain on investments:
   Shares...........................................        --            --
                                                       ------------  ------------
   Total distributions..............................    (12,553,235)   (8,556,313)
                                                       ------------  ------------
  Increase (decrease) in net assets from fund share
   transactions (Note 4)
   Shares...........................................    104,492,129    (1,683,305)
   Trust Shares.....................................         84,035       --
                                                       ------------  ------------
   Total from fund share transactions...............    104,576,164    (1,683,305)
                                                       ------------  ------------
  Net increase (decrease) in net assets.............    118,496,834     5,272,871
  NET ASSETS:
   Beginning of year................................    188,573,804   127,494,667
                                                       ------------  ------------
   End of year (2)..................................   $307,070,638  $132,767,538
                                                       ============  ============
   (2) Including undistributed/(distributions in
     excess of) net investment income...............   $    639,545  $    571,900
                                                       ============  ============

 --------

* Large Cap Growth Fund and Real Estate Fund commenced operations on October 1, 1997.

                       See Notes to Financial Statements

  VALUE AND RESTRUCTURING                      ENERGY AND NATURAL
      FUND (FORMERLY         SMALL CAP FUND      RESOURCES FUND      LARGE CAP
  BUSINESS AND INDUSTRIAL   (FORMERLY EARLY   (FORMERLY LONG-TERM     GROWTH     REAL ESTATE
    RESTRUCTURING FUND)     LIFE CYCLE FUND) SUPPLY OF ENERGY FUND)    FUND*        FUND*
  -----------------------   ---------------- ---------------------- -----------  -----------
       $  1,134,103           $    (83,679)       $   292,606       $   (17,327) $   693,157
          4,596,344              3,491,186          3,347,027          (214,016)        (749)
         80,592,450             12,326,916          4,846,663         6,184,860      109,604
       ------------           ------------        -----------       -----------  -----------
         86,322,897             15,734,423          8,486,296         5,953,517      802,012
           (855,654)               --                (309,721)          --          (474,266)
                (58)               --                  --               --           --
         (2,883,915)               --              (3,856,927)          --           --
            --                     --                (243,134)          --           --
       ------------           ------------        -----------       -----------  -----------
         (3,739,627)               --              (4,409,782)          --          (474,266)
       ------------           ------------        -----------       -----------  -----------
        181,862,594               (441,310)         8,704,842        41,575,141   40,842,978
            (61,525)               (11,276)            --               --           --
       ------------           ------------        -----------       -----------  -----------
        181,801,069               (452,586)         8,704,842        41,575,141   40,842,978
       ------------           ------------        -----------       -----------  -----------
        264,384,339             15,281,837         12,781,356        47,528,658   41,170,724
        124,063,069             53,266,089         33,393,091           --           --
       ------------           ------------        -----------       -----------  -----------
       $388,447,408           $ 68,547,926        $46,174,447       $47,528,658  $41,170,724
       ============           ============        ===========       ===========  ===========
       $    274,591           $     --            $    32,722       $    --      $    26,291
       ============           ============        ===========       ===========  ===========
       $    890,216           $   (203,038)       $   247,913
          3,588,792             (1,252,061)         3,066,094
         10,912,205            (10,176,904)         3,501,247
       ------------           ------------        -----------
         15,391,213            (11,632,003)         6,815,254
           (770,732)               --                (236,119)
               (133)               --                  --
         (2,941,935)              (760,083)        (2,816,614)
               (702)                   (98)            --
            --                  (2,895,800)            --
       ------------           ------------        -----------
         (3,713,502)            (3,655,981)        (3,052,733)
       ------------           ------------        -----------
         38,284,744             (9,515,807)         6,336,079
             48,311                  9,034             --
       ------------           ------------        -----------
         38,333,055             (9,506,773)         6,336,079
       ------------           ------------        -----------
         50,010,766            (24,794,757)        10,098,600
         74,052,303             78,060,846         23,294,491
       ------------           ------------        -----------
       $124,063,069           $ 53,266,089        $33,393,091
       ============           ============        ===========
       $    145,348           $    --             $    49,837
       ============           ============        ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   For a Fund share outstanding throughout each period.

                                                   NET REALIZED                        DISTRIBUTIONS  DISTRIBUTIONS IN
                             NET ASSET    NET     AND UNREALIZED            DIVIDENDS     FROM NET     EXCESS OF NET
                              VALUE,   INVESTMENT  GAIN (LOSS)   TOTAL FROM  FROM NET  REALIZED GAIN   REALIZED GAIN
                             BEGINNING   INCOME   ON INVESTMENTS INVESTMENT INVESTMENT ON INVESTMENTS  ON INVESTMENTS
                             OF PERIOD   (LOSS)    AND OPTIONS   OPERATIONS   INCOME    AND OPTIONS     AND OPTIONS
                             --------- ---------- -------------- ---------- ---------- -------------- ----------------
  BLENDED EQUITY FUND -- (4/25/85*)
  (formerly Equity Fund)
  Shares:
  Year Ended March 31,
  1994....................    $18.77     $ 0.05       $ 1.16       $ 1.21     $(0.08)      $(0.39)         $(0.34)
  1995....................     19.17       0.07         2.67         2.74      (0.04)       (0.47)            --
  1996....................     21.40       0.12         5.21         5.33      (0.11)       (2.19)            --
  1997....................     24.43       0.18         2.50         2.68      (0.14)       (1.16)            --
  1998....................     25.81       0.16        12.59        12.75      (0.16)       (2.28)            --
  Trust Shares --
    (11/12/96*)
  Period ended March 31,
   1997...................     26.30       0.04         0.03         0.07      (0.03)       (0.56)            --
  Period from April 1,
   1997 to October 27,
   1997...................     25.78       0.02         4.67         4.69      (0.05)         --              --
  INCOME AND GROWTH FUND -- (1/6/87*)
  Year Ended March 31,
  1994....................    $11.45     $ 0.31       $ 0.46       $ 0.77     $(0.27)      $(0.01)            --
  1995....................     11.94       0.38         0.26         0.64      (0.35)       (0.41)            --
  1996....................     11.82       0.39         2.61         3.00      (0.31)       (0.06)            --
  1997....................     14.45       0.33         1.45         1.78      (0.35)       (0.63)            --
  1998....................     15.25       0.36         4.53         4.89      (0.34)       (1.85)            --
  VALUE AND RESTRUCTURING FUND -- (12/31/92*)
  (formerly Business and Industrial
   Restructuring Fund)
  Shares:
  Year Ended March 31,
  1994....................    $ 7.71     $ 0.06       $ 1.96       $ 2.02     $(0.07)      $(0.02)            --
  1995....................      9.64       0.07         1.02         1.09      (0.06)       (0.12)            --
  1996....................     10.55       0.10         3.71         3.81      (0.09)       (0.24)            --
  1997....................     14.03       0.13         2.36         2.49      (0.12)       (0.47)            --
  1998....................     15.93       0.10         8.12         8.22      (0.09)       (0.27)            --
  Trust Shares --
    (9/19/96*)
  Period ended March 31,
   1997...................     14.61       0.05         1.53         1.58      (0.05)       (0.23)            --
  Period from April 1,
   1997 to June 30, 1997..     15.91       0.02         2.94         2.96      (0.02)         --              --
  SMALL CAP FUND -- (12/31/92*)
  (formerly Early Life Cycle Fund)
  Shares:
  Year Ended March 31,
  1994....................    $ 7.40     $(0.01)      $ 1.36       $ 1.35        --        $(0.09)            --
  1995....................      8.66      (0.02)        1.31         1.29        --         (0.18)            --
  1996....................      9.77      (0.02)        1.72         1.70        --         (0.69)            --
  1997....................     10.78      (0.03)       (1.43)       (1.46)       --         (0.10)         $(0.39)
  1998....................      8.83      (0.01)        3.13         3.12        --           --              --
  Trust Shares --
    (9/6/96*)
  Period ended March 31,
   1997...................      9.98      (0.03)       (0.92)       (0.95)       --         (0.22)            --
  Period from April 1,
   1997 to October 27,
   1997...................      8.81      (0.03)        2.52         2.49        --           --              --
  ENERGY AND NATURAL RESOURCES FUND --
    (12/31/92*)
  (formerly Long-Term Supply of Energy Fund)
  Year Ended March 31,
  1994....................    $ 7.81     $ 0.08       $(0.12)      $(0.04)    $(0.07)         --              --
  1995....................      7.70       0.09         0.24         0.33      (0.10)      $(0.01)            --
  1996....................      7.92       0.07         1.63         1.70      (0.07)         --              --
  1997....................      9.55       0.09         2.60         2.69      (0.09)       (1.03)            --
  1998....................     11.12       0.09         2.69         2.78      (0.10)       (1.07)         $(0.07)
  LARGE CAP GROWTH FUND -- (10/1/97*)
  Period Ended March 31,
   1998...................    $ 7.00      -- ++       $ 1.51       $ 1.51        --           --              --
  REAL ESTATE FUND -- (10/1/97*)
  Period Ended March 31,
   1998...................    $ 7.00     $ 0.15       $ 0.01       $ 0.16     $(0.11)         --              --

  * Commencement of operations. **Not Annualized. ***Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
 ++ Amount represents less than $0.01 per share.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                       See Notes to Financial Statements

                                                    RATIO OF NET RATIO OF GROSS RATIO OF NET
                                        NET ASSETS,  OPERATING     OPERATING     INVESTMENT
                  NET ASSET                 END       EXPENSES      EXPENSES    INCOME (LOSS)  PORTFOLIO    FEE      AVERAGE
      TOTAL       VALUE, END TOTAL       OF PERIOD   TO AVERAGE    TO AVERAGE    TO AVERAGE    TURNOVER   WAIVERS   COMMISSION
  DISTRIBUTIONS   OF PERIOD  RETURN        (000)     NET ASSETS   NET ASSETS +   NET ASSETS      RATE     (NOTE 2)    RATE#
  -------------   ---------- ------     ----------- ------------ -------------- -------------  ---------  --------  ----------
     $(0.81)        $19.17     6.54%     $122,262       1.14%         1.14%          0.25%         17%       --          N/A
      (0.51)         21.40    14.65%      137,417       1.05%         1.08%          0.36%         23%       --          N/A
      (2.30)         24.43    26.45%      188,574       1.05%         1.12%          0.55%         27%     $0.02         N/A
      (1.30)         25.81    11.09%      306,990       1.01%         1.06%          0.71%         39%      0.01     $0.0663
      (2.44)         36.12    50.82%      594,909       0.99%         1.06%          0.55%         28%      0.02     $0.0420
      (0.59)         25.78     0.23%**         81       1.36%***      1.41%***       0.45%***      39%       --      $0.0663
      (0.05)         30.42    17.57%**        --        1.34%***      1.41%***       0.20%***     N/A       0.01     $0.0420
     $(0.28)        $11.94     6.69%     $ 96,682       1.17%         1.17%          2.77%         28%       --          N/A
      (0.76)         11.82     5.74%       99,925       1.06%         1.09%          3.31%         36%       --          N/A
      (0.37)         14.45    25.83%      127,495       1.05%         1.11%          2.95%         22%     $0.01         N/A
      (0.98)         15.25    12.61%      132,768       1.03%         1.11%          2.17%         25%      0.01     $0.0777
      (2.19)         17.95    33.29%      138,053       1.02%         1.10%          2.04%         32%      0.01     $0.0539
     $(0.09)        $ 9.64    26.40%     $ 14,440       0.99%         1.73%          0.77%         75%     $0.06         N/A
      (0.18)         10.55    11.49%       30,183       0.98%         1.08%          0.83%         82%      0.01         N/A
      (0.33)         14.03    36.48%       74,052       0.91%         0.95%          0.88%         56%       --          N/A
      (0.59)         15.93    18.09%      124,011       0.91%         0.95%          0.90%         62%      0.01     $0.0755
      (0.36)         23.79    52.10%      388,447       0.89%         0.93%          0.54%         30%      0.01     $0.0624
      (0.28)         15.91    10.85%**         52       1.26%***      1.30%***       0.54%***      62%       --      $0.0755
      (0.02)         18.85    18.61%**        --        1.21%***      1.25%***       0.47%***     N/A        --      $0.0624
     $(0.09)        $ 8.66    18.27%     $ 24,951       0.95%         1.15%         (0.25)%        20%     $0.01         N/A
      (0.18)          9.77    15.16%       47,782       0.96%         1.04%         (0.23)%        42%      0.01         N/A
      (0.69)         10.78    18.29%       78,061       0.90%         0.98%         (0.17)%        38%      0.01         N/A
      (0.49)          8.83   (14.33)%      53,258       0.94%         1.02%         (0.26)%        55%      0.01     $0.0433
        --           11.95    35.33%       68,548       0.94%         1.01%         (0.14)%        73%      0.01     $0.0490
      (0.22)          8.81    (9.77)%**         8       1.29%***      1.40%***      (0.87)%***     55%       --      $0.0433
        --           11.30    29.29%**        --        1.25%***      1.31%***      (0.59)%***    N/A        --      $0.0490
     $(0.07)        $ 7.70    (0.57)%    $  6,830       0.99%         2.03%          1.21%          6%     $0.07         N/A
      (0.11)          7.92     4.28%       15,813       0.98%         1.35%          1.18%         31%      0.03         N/A
      (0.07)          9.55    21.60%       23,294       0.96%         1.09%          0.88%         43%      0.01         N/A
      (1.12)         11.12    28.28%       33,393       0.93%         0.98%          0.84%         87%       --      $0.0809
      (1.24)         12.66    24.97%       46,174       0.99%         1.07%          0.69%         88%      0.01     $0.0768
        --          $ 8.51    21.57%**   $ 47,529       1.05%***      1.20%***      (0.16)%***     12%***    -- ++   $0.0384
     $(0.11)        $ 7.05     2.26%**   $ 41,171       1.20%***      1.40%***       5.02%***      30%***  $0.01     $0.0704

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
BLENDED EQUITY FUND (FORMERLY EQUITY FUND)





                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------
 COMMON STOCKS -- 99.69%
         CONSUMER STAPLES -- 23.03%
 210,000 Abbott Laboratories.....................................   $ 15,815,625
  55,000 +Alliance Pharmaceutical Corp. .........................        409,062
  42,000 Bestfoods, Inc. ........................................      4,908,750
 187,500 Coca-Cola Company.......................................     14,519,531
  10,000 Conagra, Inc. ..........................................        321,250
  10,500 +Corn Products International, Inc. .....................        376,688
  22,105 CVS Corp. ..............................................      1,668,928
  52,000 Gillette Co. ...........................................      6,171,750
  61,700 +Healthsouth Corp. .....................................      1,731,456
 272,300 Johnson & Johnson.......................................     19,962,994
   7,400 Lilly (Eli) & Co. ......................................        441,225
  58,730 Mattel, Inc. ...........................................      2,327,176
  26,000 Merck & Co., Inc. ......................................      3,337,750
  15,000 Novartis AG ADR.........................................      1,327,335
  35,000 PepsiCo, Inc. ..........................................      1,494,062
 269,400 Pfizer, Inc. ...........................................     26,855,813
 229,100 Philip Morris Companies, Inc. ..........................      9,550,606
 113,200 Procter & Gamble Co. ...................................      9,551,250
 110,000 Schering-Plough Corp. ..................................      8,985,625
 130,000 Stewart Enterprises, Inc., Class A......................      7,215,000
                                                                    ------------
                                                                     136,971,876
                                                                    ------------
         FINANCIAL -- 20.89%
  15,000 Allstate Corp. .........................................      1,379,063
  19,000 American Express Co. ...................................      1,744,437
  37,500 American International Group, Inc. .....................      4,722,656
 225,400 Associates First Capital Corp. .........................     17,806,600
  37,800 Bank of Boston Corp. ...................................      4,167,450
  20,000 Beneficial Corp. .......................................      2,486,250
  40,200 Citicorp................................................      5,708,400
  20,000 First Union Corp. (North Carolina)......................      1,135,000
 170,000 Fleet Financial Group, Inc. ............................     14,460,625
  21,790 General Re Corp. .......................................      4,807,419
   6,790 Household International, Inc. ..........................        935,322
 143,800 MBIA, Inc. .............................................     11,144,500
 302,076 Mellon Bank Corp. ......................................     19,181,826
 202,694 Morgan Stanley, Dean Witter & Co. ......................     14,771,325
  29,687 Nationsbank Corp. ......................................      2,165,296
  32,600 Norwest Corp. ..........................................      1,354,937
 156,300 State Street Boston Corp. ..............................     10,638,169
 102,200 UNUM Corp. .............................................      5,640,163
                                                                    ------------
                                                                     124,249,438
                                                                    ------------
         CONSUMER CYCLICAL -- 20.17%
  25,800 CBS Corp. ..............................................        875,588
 196,400 Centex Corp. ...........................................      7,487,750
  21,000 Chevron Corp. ..........................................      1,686,562
  40,000 Comcast Corp., Class A Special..........................      1,412,500
 105,000 Dayton Hudson Corp. ....................................      9,240,000
 200,000 Ford Motor Co. .........................................     12,962,500
 311,000 General Electric Co. ...................................     26,804,313
  41,800 General Motors Corp. ...................................      2,818,887

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------
         CONSUMER CYCLICAL -- (CONTINUED)
  25,000 Globecomm Systems, Inc. ................................   $    340,625
  17,000 Goodyear Tire and Rubber Co. ...........................      1,287,750
  66,000 Luxottica Group S.p.A. ADR..............................      6,183,375
  95,000 McDonald's Corp. .......................................      5,700,000
  40,000 Meredith Corp. .........................................      1,685,000
  17,000 New York Times Co., Class A.............................      1,190,000
 224,400 +O'Reilly Automotive, Inc. .............................      6,142,950
   5,100 +Proffitt's, Inc. ......................................        184,875
  38,999 Reuters Holdings plc ADR................................      2,512,998
   5,000 Sears, Roebuck & Co. ...................................        287,188
 111,450 Tektronix, Inc. ........................................      4,973,456
  50,000 Time Warner, Inc. ......................................      3,600,000
  25,000 Tribune Co. ............................................      1,762,500
 250,000 Wal-Mart Stores, Inc. ..................................     12,703,125
  57,015 Walt Disney Co. ........................................      6,086,351
  37,800 Wiley (John) & Sons, Inc., Class A......................      2,081,363
                                                                    ------------
                                                                     120,009,656
                                                                    ------------
         TECHNOLOGY -- 12.55%
 227,355 +Cisco Systems, Inc. ...................................     15,545,398
  49,800 Compaq Computer Corp. ..................................      1,288,575
  26,400 Computer Associates International, Inc. ................      1,524,600
  15,100 Emerson Electric, Co. ..................................        984,331
 126,480 Hewlett-Packard Co. ....................................      8,015,670
   3,300 Honeywell Corp. ........................................        272,869
 150,000 Intel Corp. ............................................     11,700,000
  60,000 International Business Machines Corp. ..................      6,232,500
  46,660 Lucent Technologies, Inc. ..............................      5,966,647
 169,240 +Microsoft Corp. .......................................     15,136,403
  18,000 Nokia Corp., Class A, ADR...............................      1,942,875
     554 Raytheon Co., Class A...................................         31,509
  10,000 Reltec Corp. ...........................................        354,375
  60,000 SBC Communications, Inc. ...............................      2,617,500
  10,000 Texas Instruments, Inc. ................................        541,250
  46,000 Tyco International Ltd. ................................      2,512,750
                                                                    ------------
                                                                      74,667,252
                                                                    ------------
         ENERGY -- 7.93%
  13,000 British Petroleum Company plc ADR.......................      1,118,813
 167,907 Burlington Resources, Inc. .............................      8,049,042
 120,100 Exxon Corp. ............................................      8,121,763
  24,000 Minnesota Mining & Manufacturing........................      2,188,500
 178,300 Mobil Corp. ............................................     13,662,237
  36,000 +Newpark Resources, Inc. ...............................        657,000
 162,100 Royal Dutch Petroleum Co. ..............................      9,209,306
 108,200 Unocal Corp. ...........................................      4,185,987
                                                                    ------------
                                                                      47,192,648
                                                                    ------------
         UTILITIES -- 7.14%
   8,400 +AES Corp. .............................................        440,475
  30,000 Ameritech Corp. ........................................      1,483,125
 136,609 AT&T Corp. .............................................      8,964,965


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
BLENDED EQUITY FUND (FORMERLY EQUITY FUND) -- (CONTINUED)





                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------
 COMMON STOCKS -- (CONTINUED)
         UTILITIES -- (CONTINUED)
  81,500 Bell Atlantic Corp. ....................................   $  8,353,750
  57,500 Duke Energy Corp. ......................................      3,424,844
  80,000 +NEXTEL Communications, Inc., Class A...................      2,695,000
 133,700 Southern Co.............................................      3,701,819
  38,000 +Teleport Communications Group, Inc., Class A...........      2,230,125
 116,400 Texas Utilities Co. ....................................      4,575,975
 154,000 +Worldcom, Inc. ........................................      6,622,000
                                                                    ------------
                                                                      42,492,078
                                                                    ------------
         CAPITAL GOODS -- 5.73%
  18,000 Allied Signal, Inc. ....................................        756,000
  24,000 Boeing Co. .............................................      1,251,000
  20,000 Dover Corp. ............................................        760,000
 275,266 Illinois Tool Works, Inc. ..............................     17,823,473
  30,000 ITEQ, Inc. .............................................        421,875
  20,000 +Lear Corp. ............................................      1,127,500
  96,650 Raychem Corp. ..........................................      4,017,016
 172,875 +Thermo Electron Corp. .................................      6,979,828
  12,600 Thiokol Corp. ..........................................        608,738
   8,000 +U.S.A. Waste Services, Inc. ...........................        356,500
                                                                    ------------
                                                                      34,101,930
                                                                    ------------
         RAW/INTERMEDIATE MATERIALS -- 2.25%
  48,300 E.I. Du Pont de Nemours & Co. ..........................      3,284,400
  35,400 Georgia-Pacific Corp. ..................................      2,292,150
   5,100 Georgia-Pacific Timber Group............................        131,006
  62,100 Monsanto Co. ...........................................      3,229,200
  35,000 Pioneer Hi-Bred International, Inc. ....................      3,414,688
  28,200 Sigma-Aldrich Corp. ....................................      1,052,212
                                                                    ------------
                                                                      13,403,656
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $321,294,087).....................................    593,088,534
                                                                    ------------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 1)
 ---------                                                          ------------
 DEMAND NOTES -- 0.29%
 $1,004,000 Associates Corp. of North America, Master Notes......   $  1,004,000
    727,000 General Electric Co., Promissory Notes...............        727,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $1,731,000)....................................      1,731,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $323,025,087*)......................................  99.98% $594,819,534
OTHER ASSETS AND LIABILITIES (NET)........................   0.02        89,036
                                                           ------  ------------
NET ASSETS................................................ 100.00% $594,908,570
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis on investments aggregates
  $323,025,087.
+ Non-income producing security.
 ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INCOME AND GROWTH FUND





                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------

 COMMON STOCKS -- 80.68%
         CONSUMER CYCLICAL -- 16.45%
 100,000 Herman Miller, Inc. ....................................   $  3,350,000
  40,000 Luxottica Group S.p.A. ADR..............................      3,747,500
  75,000 McDonald's Corp. .......................................      4,500,000
 150,000 ServiceMaster Ltd. Partnership..........................      4,284,375
 125,000 Smart & Final, Inc. ....................................      2,421,875
  80,000 Wiley (John) & Sons, Inc., Class A......................      4,405,000
                                                                    ------------
                                                                      22,708,750
                                                                    ------------
         FINANCIAL -- 14.66%
  25,000 American International Group, Inc. .....................      3,148,437
  12,000 General Re Corp. .......................................      2,647,500
  35,000 HSB Group, Inc. ........................................      2,353,750
  95,000 IPC Holdings Ltd. ......................................      3,051,875
  45,000 Morgan Stanley, Dean Witter & Co. ......................      3,279,375
 170,000 Mutual Risk Management Ltd. ............................      5,758,750
                                                                    ------------
                                                                      20,239,687
                                                                    ------------
         CONSUMER STAPLES -- 13.03%
 100,000 +Carriage Services, Inc. ...............................      2,393,750
  35,000 Gillette Co. ...........................................      4,154,063
  60,000 Johnson & Johnson.......................................      4,398,750
  50,000 Novo-Nordisk A.S., ADR..................................      4,175,000
  35,000 WM. Wrigley Jr. Co. ....................................      2,861,250
                                                                    ------------
                                                                      17,982,813
                                                                    ------------
         TECHNOLOGY -- 8.65%
 120,000 +Analog Devices, Inc. ..................................      3,990,000
 695,200 +Interleaf, Inc. .......................................      2,259,400
 103,500 +SDL, Inc. .............................................      2,432,250
 175,000 +Unitrode Corp. ........................................      3,259,375
                                                                    ------------
                                                                      11,941,025
                                                                    ------------
         ENERGY -- 7.86%
  44,000 Exxon Corp. ............................................      2,975,500
  60,000 Norsk Hydro A.S., ADR...................................      3,000,000
  58,500 +Ocean Energy, Inc. ....................................      1,378,406
  60,000 +SEACOR Holdings, Inc. .................................      3,491,250
                                                                    ------------
                                                                      10,845,156
                                                                    ------------
         RAW/INTERMEDIATE
         MATERIALS -- 7.47%
  50,000 International Flavors & Fragrances, Inc. ...............      2,356,250
  18,000 Nucor Corp. ............................................        979,875
  80,000 Pall Corp. .............................................      1,720,000
  30,000 Pioneer Hi-Bred International, Inc. ....................      2,926,875
 130,000 Worthington Industries, Inc. ...........................      2,331,875
                                                                    ------------
                                                                      10,314,875
                                                                    ------------

                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

            UTILITIES -- 5.86%
     90,000 +AES Corp. ..........................................   $  4,719,375
    100,000 +NEXTEL Communications, Inc., Class A................      3,368,750
                                                                    ------------
                                                                       8,088,125
                                                                    ------------
            CAPITAL GOODS -- 5.16%
    100,000 Dover Corp. .........................................      3,800,000
     80,000 Raychem Corp. .......................................      3,325,000
                                                                    ------------
                                                                       7,125,000
                                                                    ------------
            TRANSPORTATION -- 1.54%
     30,000 +FDX Corp. ..........................................      2,133,750
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $60,905,562)...................................    111,379,181
                                                                    ------------
 CONVERTIBLE PREFERRED STOCKS -- 3.50%
            FINANCIAL -- 3.50%
    325,000 Capstead Mortgage Corp.,
            Series B, Preferred
            Exchange $1.26
            (Cost $4,484,259)....................................      4,834,375
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ----------
 CORPORATE BONDS -- 4.61%
            MATERIALS -- 1.56%
 $2,000,000 AK Steel Corp.,
            9.125%, 12/15/06.....................................      2,150,000
                                                                    ------------
            TELECOMMUNICATIONS -- 1.53%
  2,000,000 Comcast Cellular
            9.50%, 05/01/07......................................      2,110,000
                                                                    ------------
            ENERGY -- 1.52%
  2,000,000 Vintage Petroleum Sr. Sub-Notes,
            9.00%, 12/15/05......................................      2,102,500
                                                                    ------------
            TOTAL CORPORATE BONDS
            (Cost $6,208,773)....................................      6,362,500
                                                                    ------------
 CONVERTIBLE BONDS -- 14.87%
            TECHNOLOGY -- 9.80%
  2,550,000 Adaptec, Inc.,
            4.75%, 02/01/04......................................      2,122,875
  4,024,000 Kollmorgen Corp.,
            Sub-Debenture,
            8.75%, 05/01/09......................................      4,215,140
  4,959,000 Network Equipment
            Technologies, Inc.,
            Sub-Debenture,
            7.25%, 05/15/14......................................      4,704,851
  2,500,000 VLSI Technology,
            8.25%, 10/01/05......................................      2,484,375
                                                                    ------------
                                                                      13,527,241
                                                                    ------------


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INCOME AND GROWTH FUND -- (CONTINUED)





 PRINCIPAL                              VALUE
   AMOUNT                              (NOTE 1)
 ----------                          ------------

 CONVERTIBLE BONDS -- (CONTINUED)
             CONSUMER STAPLES -- 2.38%
 $3,400,000  Novacare, Inc.,
             Sub-Debenture,
             5.50%, 01/15/00........ $  3,293,750
                                     ------------
             CONSUMER CYCLICAL -- 1.53%
  1,925,000  Avatar Holdings
             7.00%, 04/01/05........    2,112,688
                                     ------------
             TRANSPORTATION -- 1.16%
  3,500,000  World Corp., Inc.,
             7.00%, 05/15/04........    1,601,250
                                     ------------
             TOTAL CONVERTIBLE BONDS
             (Cost $20,150,112).....   20,534,929
                                     ------------
TOTAL INVESTMENTS
(Cost $91,748,706)...........103.66% $143,110,985
OTHER ASSETS AND LIABILITIES
(NET)........................ (3.66)   (5,058,201)
                              ------  ------------
NET ASSETS................... 100.00% $138,052,784
                              ======  ============

--------
* For Federal tax and book purposes, the tax basis of investments aggregates $91,770,634.
+ Non-income producing security.
 ADR--American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
VALUE AND RESTRUCTURING FUND (FORMERLY BUSINESS AND INDUSTRIAL RESTRUCTURING
FUND)



                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------
 COMMON STOCKS -- 97.33%
         FINANCIAL -- 24.11%
 131,657 +Akbank T.A.S. ADR......................................   $  1,935,358
 170,000 +Amerin Corp............................................      5,100,000
  37,500 Amvesco plc ADR.........................................      4,012,500
  58,000 Aon Corp................................................      3,755,500
  85,600 Banc One Corp...........................................      5,414,200
  40,000 Chase Manhattan Corp....................................      5,395,000
 130,300 +CIT Group, Inc., Class A...............................      4,251,037
 105,614 Corporacion Bancaria de Espana S.p.A. ADR...............      4,343,376
  60,000 Donaldson, Lufkin & Jenrette,Inc........................      5,092,500
 125,000 Everest Re Holdings, Inc................................      5,140,625
  71,000 Fannie Mae..............................................      4,490,750
  90,000 FBL Financial Group, Inc.,
         Class A.................................................      4,556,250
 160,000 +ITLA Capital Corp......................................      3,260,000
  77,000 Mellon Bank Corp........................................      4,889,500
  60,000 Mid Ocean Ltd...........................................      4,650,000
  43,000 Morgan (J.P.) & Co., Inc................................      5,775,437
  80,000 PNC Bank Corp...........................................      4,795,000
 229,200 Prime Retail, Inc.......................................      3,423,675
 116,000 SLM Holding Corp........................................      5,060,500
  91,000 Travelers Group, Inc....................................      5,460,000
 110,000 +Waddell & Reed Financial,
         Class A.................................................      2,860,000
                                                                    ------------
                                                                      93,661,208
                                                                    ------------
         TECHNOLOGY -- 21.10%
 152,000 Alcatel Alsthom ADR.....................................      5,776,000
 170,500 +Bell & Howell Holdings Co..............................      4,678,094
 125,000 Computer Associates International, Inc..................      7,218,750
 170,000 Frontier Corp...........................................      5,535,625
     943 +Intermedia Communications, Inc.........................         75,087
  65,000 International Business Machines Corp....................      6,751,875
  95,000 +IXC Communications, Inc................................      5,391,250
  56,000 Motorola, Inc...........................................      3,395,000
  50,000 Nokia Corp., Class A, ADR...............................      5,396,875
 100,000 +Plantronics, Inc.......................................      4,093,750
 110,000 +Quanta Services, Inc...................................      1,821,875
  70,252 Raytheon Co., Class A...................................      3,995,582
 202,000 +Smallworldwide plc ADR.................................      3,812,750
 250,000 +Telecom-TCI Ventures Group,
         Class A.................................................      4,390,625
 121,000 Texas Instruments, Inc..................................      6,549,125
  76,000 Thiokol Corp............................................      3,671,750
 235,000 +Unisys Corp............................................      4,465,000
 210,000 Vishay Intertechnology, Inc.............................      4,935,000
                                                                    ------------
                                                                      81,954,013
                                                                    ------------

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------
         CONSUMER STAPLES -- 15.43%
  55,000 +Amerisource Health Corp.,
         Class A.................................................   $  3,306,875
  76,000 Avon Products, Inc......................................      5,928,000
  57,200 +Benckiser N.V., Class B................................      3,146,000
  31,000 Bestfoods, Inc..........................................      3,623,125
  47,000 Bristol-Myers Squibb Co.................................      4,902,687
 163,000 +Cultural Access Worldwide, Inc.........................      2,506,125
  90,000 Eastman Kodak Co........................................      5,838,750
  91,375 Fort James Corp.........................................      4,186,117
  55,000 General Mills, Inc......................................      4,180,000
 170,000 +MAPICS, Inc............................................      2,996,250
 125,000 Philip Morris Companies, Inc............................      5,210,938
  85,000 +Suiza Foods Corp.......................................      5,227,500
 124,000 Sunbeam Corp............................................      5,463,750
  20,000 Warner Lambert Co.......................................      3,406,250
                                                                    ------------
                                                                      59,922,367
                                                                    ------------
         CONSUMER CYCLICAL -- 13.47%
 130,000 CBS Corp................................................      4,411,875
  32,000 +CSK Auto Corp..........................................        720,000
 167,000 +Dollar Thrifty Automotive Group........................      3,757,500
  85,000 Ford Motor Co...........................................      5,509,062
  75,000 General Motors Corp.....................................      5,057,812
 110,000 +Newmark Homes Corp.....................................      1,196,250
  90,000 Olin Corp...............................................      4,224,375
 155,500 +Outdoor Systems, Inc...................................      5,452,219
 235,000 +Paxson Communications Corp.............................      2,614,375
  95,000 +QUALCOMM, Inc..........................................      5,082,500
 200,000 +TV Azteca, S.A. ADR....................................      3,925,000
 160,000 Viad Corp...............................................      3,880,000
  61,000 XEROX Corp..............................................      6,492,688
                                                                    ------------
                                                                      52,323,656
                                                                    ------------
         CAPITAL GOODS -- 8.70%
 125,000 Allied Signal, Inc......................................      5,250,000
  66,000 +American Standard Cos., Inc............................      3,027,750
 100,000 AMP, Inc................................................      4,381,250
 100,000 Boeing Co...............................................      5,212,500
 151,900 Chicago Bridge & Iron Co., N.V.--New York Shares........      2,544,325
 175,000 +Coltec Industries, Inc.................................      4,375,000
 175,000 +National Semiconductor.................................      3,664,062
  58,000 United Technologies Corp................................      5,354,125
                                                                    ------------
                                                                      33,809,012
                                                                    ------------
         TRANSPORTATION -- 5.89%
 145,000 Canadian Pacific Ltd....................................      4,277,500
 110,000 +Coach USA, Inc.........................................      4,785,000
 182,500 +Hvide Marine, Inc., Class A............................      3,193,750
 152,000 +Kitty Hawk, Inc........................................      3,230,000
 177,000 +Trailer Bridge, Inc....................................      1,758,938
 100,000 Union Pacific Corp......................................      5,618,750
                                                                    ------------
                                                                      22,863,938
                                                                    ------------



                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
VALUE AND RESTRUCTURING FUND (FORMERLY BUSINESS AND INDUSTRIAL RESTRUCTURING
FUND) -- (CONTINUED)



                                                                      VALUE
 SHARES                                                              (NOTE 1)
 -------                                                           ------------
 COMMON STOCKS -- (CONTINUED)
         ENERGY -- 5.64%
 250,000 +Miller Exploration, Co................................   $  2,500,000
  57,000 Mobil Corp.............................................      4,367,625
 195,000 +Nabors Industries, Inc................................      4,619,063
 234,000 +Ocean Energy, Inc.....................................      5,513,625
 145,000 YPF S.A., ADR..........................................      4,930,000
                                                                   ------------
                                                                     21,930,313
                                                                   ------------
         RAW/INTERMEDIATE
         MATERIALS -- 2.99%
  95,000 Cambrex Corp...........................................      4,785,625
 185,000 +PalEx, Inc............................................      2,381,875
  53,000 W.R. Grace & Co........................................      4,435,437
                                                                   ------------
                                                                     11,602,937
                                                                   ------------
         TOTAL COMMON STOCKS
         (Cost $273,063,835)....................................    378,067,444
                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS -- 1.98%
         TRANSPORTATION -- 1.10%
  80,000 Union Pacific Corp. Preferred, Exchange, 6.25%.........      4,260,000
                                                                   ------------
         TECHNOLOGY -- 0.88%
  55,000 ++Intermedia Communications Preferred Exchange, 7.00%..      2,901,250
  10,000 Intermedia Communications, Series D, Preferred,
         Exchange, 7.00%........................................        527,500
                                                                   ------------
                                                                      3,428,750
                                                                   ------------
         TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,078,200)...      7,688,750
                                                                   ------------
 DEMAND NOTES -- 3.57%
 $6,935,000 Associates Corp. of North America Master Notes.......   $  6,935,000
  6,938,000 General Electric Co. Promissory Notes................      6,938,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $13,873,000)...................................     13,873,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $293,015,035)..................... 102.88%  $399,629,194
OTHER ASSETS AND LIABILITIES (NET)........................  (2.88)   (11,181,786)
                                                           ------   ------------
NET ASSETS................................................ 100.00%  $388,447,408
                                                           ======   ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $293,097,599.
+ Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998 these securities amounted to $2,901,250, or 0.75% of net assets.
ADR -- American Depositary Receipt.



                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
SMALL CAP FUND (FORMERLY EARLY LIFE CYCLE FUND)


                                                                        VALUE
 SHARES                                                               (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 94.77%
         TECHNOLOGY -- 23.05%
  60,000 +Asyst Technologies, Inc. ...............................   $ 1,380,000
  95,000 BMC Industries, Inc. ....................................     1,846,562
  67,500 +Cellstar Corp. .........................................     2,155,781
  40,000 First Data Corp. ........................................     1,300,000
  32,800 +ITI Technologies, Inc. .................................       840,500
  38,100 +MICROS Systems, Inc. ...................................     2,276,475
  50,000 +Perceptron, Inc. .......................................       993,750
 110,000 +Phoenix Technologies Ltd. ..............................     1,313,125
  50,000 +Respironics, Inc. ......................................     1,446,875
  40,000 +SDL, Inc. ..............................................       940,000
  70,200 +Unitrode Corp. .........................................     1,307,475
                                                                     -----------
                                                                      15,800,543
                                                                     -----------
         CONSUMER CYCLICAL -- 20.75%
  90,500 Arctic Cat, Inc. ........................................       831,469
  60,000 Callaway Golf Co. .......................................     1,740,000
  30,000 Fair Isaac & Co., Inc. ..................................     1,132,500
  50,000 +Global Motorsport Group Inc. ...........................       906,250
  70,000 Oea, Inc. ...............................................     1,273,125
  65,000 +O'Reilly Automotive, Inc. ..............................     1,779,375
 114,800 +Paxar Corp. ............................................     1,628,725
  15,600 Polaris Industries, Inc. ................................       577,200
  91,300 +RDO Equipment Co., Class A..............................     1,369,500
  40,000 +Rural/Metro Corp. ......................................     1,310,000
  80,000 +Scientific Games Holdings Corp. ........................     1,675,000
                                                                     -----------
                                                                      14,223,144
                                                                     -----------
         CAPITAL GOODS -- 17.90%
  58,500 Baldor Electric Co. .....................................     1,575,844
  33,700 +BE Aerospace, Inc. .....................................       943,600
  55,000 Flowserve Corp. .........................................     1,794,375
  46,300 Juno Lighting, Inc. .....................................       972,300
  52,500 Lindsay Manufacturing Co. ...............................     2,392,031
 100,000 +Morrison Knudsen Corp. .................................     1,118,750
  53,000 Teleflex, Inc. ..........................................     2,226,000
  70,000 +Thermedics, Inc. .......................................     1,246,875
                                                                     -----------
                                                                      12,269,775
                                                                     -----------
         FINANCIAL -- 13.45%
  35,000 Cullen/Frost Bankers, Inc. ..............................     2,067,187
  41,200 First American Corp. (Tennessee).........................     2,008,500
  36,000 Greenpoint Financial Corp. ..............................     1,293,750
  70,000 Sirrom Capital Corp. ....................................     2,104,375
  96,000 Sovereign Bancorp, Inc. .................................     1,746,000
                                                                     -----------
                                                                       9,219,812
                                                                     -----------
         ENERGY -- 5.34%
  84,500 +Ocean Energy, Inc. .....................................     1,991,031
  56,500 +R & B Falcon Corp. .....................................     1,673,813
                                                                     -----------
                                                                       3,664,844
                                                                     -----------

                                                                        VALUE
   SHARES                                                              (NOTE 1)
 ----------                                                          -----------
            CONSUMER STAPLES -- 5.22%
     62,000 Arbor Drugs, Inc. ....................................   $ 1,457,000
     45,000 Natures Sunshine Products, Inc. ......................     1,203,750
    122,000 +Pepsi-Cola Puerto Rico Bottling Co., Class B.........       915,000
                                                                     -----------
                                                                       3,575,750
                                                                     -----------
            RAW/INTERMEDIATE MATERIALS -- 4.02%
     60,000 +Steel Dynamics, Inc. ................................     1,271,250
     60,000 +TETRA Technologies, Inc. ............................     1,485,000
                                                                     -----------
                                                                       2,756,250
                                                                     -----------
            TELECOMMUNICATION -- 2.65%
     31,000 +Teleport Communications Group, Inc., Class A.........     1,819,313
                                                                     -----------
            TRANSPORTATION -- 2.12%
     54,800 Air Express International Corp. ......................     1,452,200
                                                                     -----------
            UTILITIES -- 0.27%
      3,500 +AES Corp. ...........................................       183,531
                                                                     -----------
            TOTAL COMMON STOCKS (Cost $52,681,595)................    64,965,162
                                                                     -----------
 PRINCIPAL
 AMOUNT
 ---------
 DEMAND NOTES -- 5.27%
 $1,788,000 Associates Corp. of North America, Master Notes.......     1,788,000
  1,819,300 General Electric Co., Promissory Notes................     1,819,300
                                                                     -----------
            TOTAL DEMAND NOTES
            (Cost $3,607,300).....................................     3,607,300
                                                                     -----------

TOTAL INVESTMENTS
 (Cost $56,288,895*)....................................... 100.04% $68,572,462
OTHER ASSETS AND
 LIABILITIES (NET).........................................  (0.04)     (24,536)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $68,547,926
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $56,288,895.
+ Non-income producing security.



                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
ENERGY AND NATURAL RESOURCES FUND (FORMERLY LONG-TERM SUPPLY OF ENERGY FUND)




                                                                        VALUE
 SHARES                                                               (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 93.74%
         ENERGY -- 81.60%
  15,000 Anadarko Petroleum Corp. ................................   $ 1,035,000
  15,000 +Atwood Oceanics, Inc. ..................................       810,938
  26,000 +BJ Services Co. ........................................       947,375
  33,447 British Petroleum Company plc ADR........................     2,878,532
  12,000 CAMCO International, Inc. ...............................       726,000
  22,000 Chevron Corp. ...........................................     1,766,875
  16,000 Coastal Corp. ...........................................     1,042,000
  10,000 +Cooper Cameron Corp. ...................................       603,750
  15,000 Diamond Offshore Drilling, Inc. .........................       680,625
  30,888 Duke Energy Corp. .......................................     1,839,766
  17,000 Enron Corp. .............................................       788,375
  42,000 Exxon Corp. .............................................     2,840,250
  15,000 +Friede Goldman International, Inc. .....................       431,250
  45,000 +Global Industries Ltd. .................................       908,438
  25,000 +J. Ray McDermott, S.A. .................................     1,053,125
  23,000 KN Energy, Inc. .........................................     1,358,437
  26,000 Mobil Corp. .............................................     1,992,250
  20,000 +Nabors Industries, Inc. ................................       473,750
 105,300 +Ocean Energy, Inc. .....................................     2,481,131
  36,000 +R & B Falcon Corp. .....................................     1,066,500
  46,000 Royal Dutch Petroleum Co. ...............................     2,613,375
  20,000 Schlumberger Ltd. .......................................     1,515,000
  20,000 Texaco, Inc. ............................................     1,205,000
  30,000 Tosco Corp. .............................................     1,057,500
  17,500 Total S.A. ADR...........................................     1,051,094
  65,000 +Transmontaigne Oil Co. .................................       910,000
  20,000 +U.S. Filter Corp. ......................................       702,500
  35,000 +Varco International, Inc. ..............................       901,250
  30,000 Vastar Resources, Inc. ..................................     1,303,125
   9,000 Western Atlas, Inc. .....................................       696,375
                                                                     -----------
                                                                      37,679,586
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 7.07%
   6,000 Aluminum Company Of America..............................       412,875
  35,000 Barrick Gold, Corp. .....................................       756,875
  10,000 E.I. du Pont de Nemours & Co. ...........................       680,000
  15,000 Monsanto Co. ............................................       780,000
   7,000 Potash Corp. of Saskatchewan, Inc. ......................       636,125
                                                                     -----------
                                                                       3,265,875
                                                                     -----------
         UTILITIES -- 2.84%
  25,000 +AES Corp. ..............................................     1,310,938
                                                                     -----------
         TECHNOLOGY -- 2.23%
  14,000 Mead Corp. ..............................................       501,375
  14,000 Willamette Industries....................................       525,875
                                                                     -----------
                                                                       1,027,250
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $31,379,216).......................................    43,283,649
                                                                     -----------

 PRINCIPAL                                        VALUE
   AMOUNT                                       (NOTE 1)
 ----------                                    -----------
 DEMAND NOTES -- 4.58%
 $1,053,000  Associates Corp. of North America
             Master Notes..................... $ 1,053,000
  1,064,000  General Electric Co. Promissory
             Notes............................   1,064,000
                                               -----------
             TOTAL DEMAND NOTES
             (Cost $2,117,000)................   2,117,000
                                               -----------

TOTAL INVESTMENTS
(Cost $33,496,216*)........................................  98.32% $45,400,649
OTHER ASSETS AND LIABILITIES
(NET)......................................................   1.68      773,798
                                                            ------  -----------
NET ASSETS................................................. 100.00% $46,174,447
                                                            ======  ===========
--------
* For Federal tax purposes, the tax basis of investments aggregates
  $33,519,782.
+ Non-income producing security.
 ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
LARGE CAP GROWTH FUND



                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
 COMMON STOCKS -- 95.22%
        TECHNOLOGY -- 37.34%
 35,000 +America On-Line, Inc. ...................................   $ 2,390,937
 37,000 +Cisco Systems, Inc. .....................................     2,529,875
 32,000 +Dell Computer Corp. .....................................     2,166,000
 64,000 +EMC Corp. ...............................................     2,420,000
 26,000 Intel Corp. ..............................................     2,028,000
 40,000 Medtronic, Inc. ..........................................     2,075,000
 29,000 +Microsoft Corp. .........................................     2,593,688
 23,000 +Tellabs, Inc. ...........................................     1,543,875
                                                                     -----------
                                                                      17,747,375
                                                                     -----------
        CONSUMER STAPLES -- 22.96%
 54,000 +Cendant Corp. ...........................................     2,139,750
 25,000 Coca-Cola Co. ............................................     1,935,938
 15,000 Gillette Co. .............................................     1,780,313
 23,000 Pfizer, Inc. .............................................     2,292,812
 27,000 Philip Morris Companies, Inc. ............................     1,125,562
 34,000 +Quintiles Transnational Corp. ...........................     1,636,250
                                                                     -----------
                                                                      10,910,625
                                                                     -----------
        FINANCIAL -- 19.75%
 14,000 American International Group, Inc. .......................     1,763,125
 13,500 Citicorp..................................................     1,917,000
 25,000 Fannie Mae................................................     1,581,250
 25,000 Merrill Lynch & Co. ......................................     2,075,000
 54,000 Schwab (Charles) Corp. ...................................     2,052,000
                                                                     -----------
                                                                       9,388,375
                                                                     -----------
        CONSUMER CYCLICAL -- 15.17%
 14,000 +BMC Software, Inc. ......................................     1,173,375
 30,000 Harley-Davidson, Inc. ....................................       990,000
 30,000 Home Depot, Inc. .........................................     2,023,125
 28,000 +Sylvan Learning Systems, Inc. ...........................     1,316,000
 16,000 Walt Disney Co. ..........................................     1,708,000
                                                                     -----------
                                                                       7,210,500
                                                                     -----------
        TOTAL COMMON STOCKS
        (Cost $39,072,015)........................................    45,256,875
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                         -----------
 REPURCHASE AGREEMENT -- 5.60%
 $2,663,000 Agreement with Chase Securities Inc., 5.60% dated
            3/31/98, due 4/01/98, to be repurchased at
            $2,663,414, collateralized by $2,665,000 U.S.
            Treasury Notes, 5.50% due 11/15/98, valued at
            $2,720,055 (Cost $2,663,000).........................   $ 2,663,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $41,735,015*)........................................ 100.82% $47,919,875
OTHER ASSETS AND LIABILITIES
(NET)......................................................  (0.82)    (391,217)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $47,528,658
                                                            ======  ===========
--------
* For Federal tax purposes, the tax basis of investments aggregates
  $41,735,015.
+ Non-income producing security.



                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
REAL ESTATE FUND



                                               VALUE
 SHARES                                      (NOTE 1)
 ------                                     -----------
 COMMON STOCKS -- 96.60%
        REAL ESTATE -- 95.54%
 60,500 Alexander Haagen Properties,
        Inc. ............................   $ 1,013,375
 35,000 Arden Realty Group, Inc. ........       997,500
 20,500 Associated Estates Realty,
        Corp. ...........................       427,937
 36,500 Avalon Properties, Inc. .........     1,058,500
 55,000 Bedford Property Investors,
        Inc. ............................     1,062,187
 29,500 Boston Properties, Inc. .........     1,038,031
 47,000 Cabot Industrial Trust...........     1,119,187
 52,000 +Catellus Development Corp. .....       965,250
 33,500 Chateau Communities, Inc. .......       996,625
 15,500 Crescent Real Estate Equity,
        Co. .............................       558,000
 27,000 Developers Divers Realty,
        Corp. ...........................     1,103,625
 46,000 Duke Realty Investment, Inc. ....     1,121,250
 34,203 Equity Office Properties Trust...     1,047,467
 23,500 Equity Residential Properties
        Trust............................     1,180,875
 38,000 First Washington Realty Trust....     1,028,375
 15,500 Forest City Enterprises, Inc.,
        Class A..........................       874,781
 35,000 Glenborough Realty Trust, Inc. ..     1,019,375
 43,500 Glimcher Realty Trust............       951,563
 35,500 Golf Trust of America, Inc. .....     1,113,813
 52,000 Health and Retirement Properties
        Trust............................     1,046,500
 36,000 Health Care REIT, Inc. ..........       990,000
 32,000 Highwoods Properties, Inc. ......     1,130,000
 29,000 Hospitality Properties Trust.....     1,027,688
 32,000 KIMCO Realty Corp. ..............     1,132,000
 18,900 Mack-Cali Realty Corp. ..........       738,281
 36,500 Meditrust Corp. .................     1,126,938
 47,000 Merry Land & Investment
        Companies, Inc. .................     1,051,625
 50,000 Pacific Gulf Properties, Inc. ...     1,146,875
 40,000 Prentiss Properties Trust........     1,045,000
 46,000 Security Capital Industrial
        Trust............................     1,178,750
 33,000 Shurgard Storage Centers, Class
        A................................       928,125
 35,000 Simon Debartolo Group, Inc. .....     1,198,750
 29,000 Spieker Properties, Inc. ........     1,196,250
 21,000 Starwood Hotels & Resorts........     1,122,188
 84,000 Taubman Center, Inc. ............     1,097,250
 77,000 United Dominion Realty Trust.....     1,116,500
 26,500 Vornado Realty Trust.............     1,154,406
 27,500 Weingarten Realty Investors......     1,230,625
                                            -----------
                                             39,335,467
                                            -----------
        FINANCIAL -- 1.06%
 16,700 Waddell & Reed Financial, Class
        A................................       434,200
                                            -----------
        TOTAL COMMON STOCKS
        (Cost $39,660,063).................. 39,769,667
                                            -----------


 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 1)
 ----------                                                          ----------
 REPURCHASE AGREEMENT -- 2.88%
 $1,185,000 Agreement with Chase Securities Inc., 5.60% dated
            3/31/98, due 4/01/98, to be repurchased at $1,185,184,
            collateralized by $1,185,000 U.S. Treasury Notes,
            5.50% due 11/15/98, valued at 1,209,295 (Cost
            $1,185,000)...........................................   $1,185,000
                                                                     ----------


TOTAL INVESTMENTS
(Cost $40,845,063).........................................  99.48% $40,954,667
OTHER ASSETS AND LIABILITIES (NET).........................   0.52      216,057
                                                            ------  -----------
NET ASSETS                                                  100.00% $41,170,724
                                                            ======  ===========
--------
* For Federal tax purposes, the tax basis on investments aggregates
  $40,875,331.
+ Non-income producing security.
REIT -- Real Estate Investment Trust



                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Blended Equity Fund (formerly Equity Fund), Income and Growth Fund, Value and Restructuring Fund (formerly Business and Industrial Restructuring Fund), Small Cap Fund (formerly Early Life Cycle Fund), Energy and Natural Resources Fund (formerly Long-Term Supply of Energy Fund), Large Cap Growth Fund and Real Estate Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Large Cap Growth Fund and Real Estate Fund commenced operations on October 1, 1997. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (A) PORTFOLIO VALUATION:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of the closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

  Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub- custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs) and, net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). Due to the nature of distributions that the Real Estate Fund receives from REITs, the Real Estate Fund anticipates that it will have a tax basis return of capital.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Income and Growth Fund, Energy and Natural Resources Fund and Large Cap Growth Fund incurred, and elected to defer, net capital losses and net currency losses of approximately $6,000, $220,000 and $214,000, respectively, for the year ended March 31, 1998.

    At March 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                                                     NET
                                     TAX BASIS     TAX BASIS      UNREALIZED
                                     UNREALIZED    UNREALIZED    APPRECIATION
                                    APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                    ------------ -------------- --------------
   Blended Equity Fund............. $272,205,534  $  (411,087)   $271,794,447
   Income and Growth Fund..........   53,026,396   (1,686,045)     51,340,351
   Value and Restructuring Fund....  108,194,539   (1,662,944)    106,531,595
   Small Cap Fund..................   13,615,895   (1,332,328)     12,283,567
   Energy and Natural Resources
    Fund...........................   12,132,033     (251,166)     11,880,867
   Large Cap Growth Fund...........    6,288,924     (104,064)      6,184,860
   Real Estate Fund................      776,812     (697,476)         79,336

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio or a class of shares in such Portfolio are charged to that Portfolio or such share class. Other expenses are allocated to the respective Portfolios based on average net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION EXPENSES AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and collectively with U.S. Trust NY, "U.S. Trust") serve as the investment advisers to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Blended Equity Fund, Income and Growth Fund and Large Cap Growth Fund, 0.60% of the average daily net assets of the Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund and 1.00% of the average daily net assets of the Real Estate Fund. Prior to May 16, 1997, U.S. Trust NY served as the Portfolios' investment adviser pursuant to investment advisory agreements substantially similar to those currently in effect for the Portfolios. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS") (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust) all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Prior to May 16, 1997, U.S. Trust NY, CGFSC and FAS served as the Portfolios' administrators pursuant to an administration agreement substantially similar to the one currently in effect for the Portfolios. For the year ended March 31, 1998, administration fees charged by U.S. Trust were as follows:

Blended Equity Fund................................................... $133,639
Income and Growth Fund................................................   41,414
Value and Restructuring Fund..........................................   60,561
Small Cap Fund........................................................   17,258
Energy and Natural Resources Fund.....................................   12,130
Large Cap Growth Fund.................................................    3,454
Real Estate Fund......................................................    4,291

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees to the extent necessary to maintain an annual expense ratio of not more than 0.99% for Value and Restructuring Fund, Small Cap Fund and Energy and Natural Resources Fund and not more than 1.05% and 1.20% for Large Cap Growth Fund and Real Estate Fund, respectively. For the year ended March 31, 1998, U.S. Trust waived fees as follows:

Blended Equity Fund................................................... $150,218
Energy and Natural Resources Fund.....................................    3,855
Large Cap Growth Fund.................................................   15,179
Real Estate Fund......................................................   26,758

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $404,963, for the year ended March 31, 1998. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to administrative service fees payable (including fees paid to affiliates of U.S. Trust) by that Portfolio. For the year ended March 31, 1998, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as follows:

                                                       U.S. TRUST ADMINISTRATORS
                                                       ---------- --------------
Blended Equity Fund...................................  $181,826      $  834
Income and Growth Fund................................   110,502         914
Value and Restructuring Fund..........................    84,739       3,331
Small Cap Fund........................................    41,845          52
Energy and Natural Resources Fund.....................    26,869       2,222
Large Cap Growth Fund.................................     1,501         --
Real Estate Fund......................................     1,794         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund. Shares of each Portfolio are sold on a continuous basis by the Distributor.

  Under the Excelsior Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund bear the expense of distributions fees at the maximum annual rate of 0.75% of the average daily net asset value of the Fund's outstanding Trust Shares. Trust Shares of each Portfolio currently bear the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Trust Shares. As of August 1, 1997 Trust Shares are no longer offered, and at March 31, 1998 there were no Trust Shares outstanding.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

  For the year ended March 31, 1998, brokerage commissions on investment transactions were paid to UST Securities Corp. as follows:

Value and Restructuring Fund............................................ $26,847
Energy and Natural Resources Fund.......................................     630

  UST Securities Corp. is a wholly-owned subsidiary of U.S. Trust Company of New Jersey which is a wholly-owned subsidiary of U.S. Trust Corporation.

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1998, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       PURCHASES      SALES
                                                      ------------ ------------
Blended Equity Fund.................................. $126,097,236 $191,814,633
Income and Growth Fund...............................   45,251,625   66,625,990
Value and Restructuring Fund.........................  238,743,472   62,617,783
Small Cap Fund.......................................   41,118,848   43,978,988
Energy and Natural Resources Fund....................   39,483,382   34,950,055
Large Cap Growth Fund................................   40,554,541    1,268,510
Real Estate Fund.....................................   43,269,891    3,609,079

4. COMMON STOCK:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 23,875 of which is currently classified to represent interests in one of eighteen separate portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the Blended Equity and Income and Growth Funds and 500 million shares each of Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund, Large Cap Growth Fund and Real Estate Fund. As of August 1, 1997 Trust Shares are no longer offered.

  Each share has a par value of $.001, and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                             BLENDED EQUITY FUND (FORMERLY EQUITY FUND)
                                          ---------------------------------------------------
                                                 YEAR ENDED                YEAR ENDED
                                                  03/31/98                  03/31/97
                                          -------------------------  ------------------------
                                            SHARES       AMOUNT        SHARES       AMOUNT
                                          ----------  -------------  ----------  ------------
Sold:
  Shares................................   1,830,335  $  59,664,729   2,986,879  $ 76,672,109
  Trust Shares..........................         454            --        3,154        84,440
Issued in connection with reorganization
 (Note 7)
  Shares................................   5,809,320    118,382,388         --            --
Contributions in-kind...................         --             --    3,211,246    79,831,593
Issued as reinvestment of dividends.....
  Shares................................     365,826     11,596,023     195,908     5,042,100
  Trust Shares..........................           6            146           5           129
Redeemed................................
  Shares................................  (3,428,336)  (110,065,542) (2,218,612)  (57,053,673)
  Trust Shares..........................      (3,604)      (108,505)        (15)         (534)
                                          ----------  -------------  ----------  ------------
Net Increase............................   4,574,001  $  79,469,239   4,178,565  $104,576,164
                                          ==========  =============  ==========  ============

                                         INCOME AND GROWTH FUND
                         ----------------------------------------------------------
                                 YEAR ENDED                    YEAR ENDED
                                  03/31/98                      03/31/97
                         ----------------------------  ----------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ------------- --------------  -------------  -------------
Sold....................    1,061,028  $   18,205,158      1,397,170  $  21,067,243
Issued as reinvestment
 of dividends...........      370,069       6,178,623        175,558      2,635,563
Redeemed................   (2,444,213)    (42,309,649)    (1,688,433)   (25,386,111)
                         ------------  --------------  -------------  -------------
Net Decrease............   (1,013,116) $  (17,925,868)      (115,705) $  (1,683,305)
                         ============  ==============  =============  =============
                                      VALUE AND RESTRUCTURING FUND
                          (FORMERLY BUSINESS AND INDUSTRIAL RESTRUCTURING FUND)
                         ----------------------------------------------------------
                                 YEAR ENDED                    YEAR ENDED
                                  03/31/98                      03/31/97
                         ----------------------------  ----------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ------------- --------------  -------------  -------------
Sold:
  Shares................    9,949,197  $  210,533,502      3,573,877  $  54,756,284
  Trust Shares..........          --              --           3,212         47,503
Issued as reinvestment
 of dividends:
  Shares................       32,739         680,550         23,121        351,922
  Trust Shares..........            4              58             54            835
Redeemed:
  Shares................   (1,440,113)    (29,351,458)    (1,090,887)   (16,823,462)
  Trust Shares..........       (3,268)        (61,583)            (2)           (27)
                         ------------  --------------  -------------  -------------
Net Increase............    8,538,559  $  181,801,069      2,509,375  $  38,333,055
                         ============  ==============  =============  =============

                                            SMALL CAP FUND
                                   (FORMERLY EARLY LIFE CYCLE FUND)
                            -------------------------------------------------
                                  YEAR ENDED               YEAR ENDED
                                   03/31/98                 03/31/97
                            -----------------------  ------------------------
                              SHARES      AMOUNT       SHARES       AMOUNT
                            ----------  -----------  ----------  ------------
Sold:
  Shares...................  1,742,160  $19,925,198   1,632,860  $ 17,229,638
  Trust Shares.............        991       10,266         934         9,231
Contributions in-kind......        --           --      873,834    10,267,561
Issued as reinvestment of
 dividends:
  Shares...................          1            4      36,989       400,554
  Trust Shares.............        --           --           10            97
Redeemed:
  Shares................... (2,036,998) (20,366,512) (3,753,354)  (37,413,560)
  Trust Shares.............     (1,905)     (21,542)        (30)         (294)
                            ----------  -----------  ----------  ------------
Net Decrease...............   (295,751) $  (452,586) (1,208,757) $ (9,506,773)
                            ==========  ===========  ==========  ============

                                   ENERGY AND NATURAL RESOURCES FUND
                              (FORMERLY LONG-TERM SUPPLY OF ENERGY FUND)
                             ------------------------------------------------
                                   YEAR ENDED               YEAR ENDED
                                    03/31/98                 03/31/97
                             ------------------------  ----------------------
                               SHARES       AMOUNT      SHARES      AMOUNT
                             ----------  ------------  ---------  -----------
Sold........................  1,589,555  $ 20,278,480  1,183,409  $13,166,360
Issued as reinvestment of
 dividends..................     57,892       738,380     14,801      166,314
Redeemed.................... (1,001,470)  (12,312,018)  (635,829)  (6,996,595)
                             ----------  ------------  ---------  -----------
Net Increase................    645,977  $  8,704,842    562,381  $ 6,336,079
                             ==========  ============  =========  ===========

                                                         LARGE CAP GROWTH FUND
                                                         ----------------------
                                                             PERIOD ENDED
                                                               03/31/98*
                                                         ----------------------
                                                          SHARES      AMOUNT
                                                         ---------  -----------
Sold.................................................... 5,724,639  $42,655,392
Issued as reinvestment of dividends.....................       --           --
Redeemed................................................  (141,234)  (1,080,251)
                                                         ---------  -----------
Net Increase............................................ 5,583,405  $41,575,141
                                                         =========  ===========
                                                           REAL ESTATE FUND
                                                         ----------------------
                                                             PERIOD ENDED
                                                               03/31/98*
                                                         ----------------------
                                                          SHARES      AMOUNT
                                                         ---------  -----------
Sold.................................................... 5,989,568  $41,874,511
Issued as reinvestment of dividends.....................       481        3,364
Redeemed................................................  (149,807)  (1,034,897)
                                                         ---------  -----------
Net Increase............................................ 5,840,242  $40,842,978
                                                         =========  ===========

--------
* Large Cap Growth Fund and Real Estate Fund commenced operations on October 1, 1997.

5. ORGANIZATION COSTS:

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. LINE OF CREDIT:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1998, the Portfolios had no borrowings under the agreement.

7. PLAN OF REORGANIZATION:

  On August 18, 1997, shareholders approved a tax-free Plan of Reorganization (effective September 15, 1997) providing for the transfer of all of the assets and liabilities of Aging of America Fund, Communication and Entertainment Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, and Productivity Enhancers Fund (the "Transferor Funds") to the Blended Equity Fund, in exchange for shares of the Blended Equity Fund corresponding to the same net assets and shares held in the respective Transferor Funds. The corresponding shares, net assets and unrealized appreciation of the transferor funds are as follows:

                                                          NET      UNREALIZED
FUND                                         SHARES     ASSETS    APPRECIATION
----                                        --------- ----------- ------------
Aging of America Fund...................... 1,473,760 $47,071,887 $17,929,954
Communication and Entertainment Fund.......   890,996  28,458,420  10,140,533
Environmentally-Related Products and Serv-
 ices Fund.................................   202,661   6,472,980   2,238,186
Global Competitors Fund.................... 2,736,914  87,417,040  29,483,610
Productivity Enhancers Fund................   504,989  16,129,362   4,602,411

The Blended Equity Fund's net assets immediately before the reorganization were $376,819,118.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Income and Growth, Value and Restructuring, Small Cap, Energy and Natural Resources, Large Cap and Real Estate Portfolios (seven of the portfolios constituting the Excelsior Funds, Inc. (the "Fund")) as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1998, the results of their operations for the year ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                         /s/ Ernst & Young LLP



Boston, Massachusetts May 8, 1998
--------------------------------------------------------------------------------

                      FEDERAL TAX INFORMATION: (UNAUDITED)

  For the year ended March 31, 1998, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders, the designation of long-term capital gain, and the percentage of income earned from direct U.S. Treasury obligations for the Portfolios are approximated as follows:

                                                 20%          28%       TREASURY
                          DIVIDENDS RECEIVED  LONG-TERM    LONG-TERM     INCOME
FUND                          DEDUCTION      CAPITAL GAIN CAPITAL GAIN PERCENTAGE
----                      ------------------ ------------ ------------ ----------
Blended Equity Fund.....         84.34%      $31,101,000   $4,590,000      --
Income and Growth Fund..         39.99%       10,185,000    5,077,000    26.31%
Value and Restructuring
 Fund...................        100.00%          982,000    1,901,000      --
Small Cap Fund..........           --                --           --       --
Energy and Natural Re-
 sources Fund...........         29.12%        1,873,000    1,075,000    33.54%
Large Cap Growth Fund...           --                --           --       --
Real Estate Fund........           --                --           --       --

         VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS: (UNAUDITED)

  The proposals described below were submitted to a vote of shareholders of Excelsior Funds, Inc. ("Excelsior") at a special meeting of shareholders held on August 18, 1997 (the "Meeting"):

  Proposal No. 1--Approval of a Plan of Reorganization pursuant to which Excelsior's Productivity Enhancers, Global Competitors, Environmentally-Related Products and Services, Aging of America and Communication and Entertainment Funds (each, a "Fund") will be reorganized into Excelsior's Blended Equity Fund (formerly, the "Equity Fund"):

  At the Meeting, the shareholders of each Fund approved Proposal No. 1 as follows:

FUND                                                     FOR    AGAINST ABSTAIN
----                                                  --------- ------- -------
Productivity Enhancers............................... 1,089,093 21,480   73,007
Global Competitors................................... 3,812,756 75,000  211,753
Environmentally-Related Products and Services........   552,810  4,393   22,378
Aging of America..................................... 2,253,499 73,706  132,560
Communication and Entertainment...................... 1,448,267 62,285   72,989

  Proposal No. 2--Approval of a change of sub-classification from diversified to non-diversified and the elimination of a related investment limitation for the Energy and Natural Resources Fund (formerly, the "Long-Term Supply of Energy Fund"):

  At the Meeting, the shareholders of the Energy and Natural Resources Fund approved Proposal No. 2 as follows:

                                                    FOR      AGAINST   ABSTAIN
                                                 ---------   -------   -------
                                                 1,645,803   47,238    88,456

  Proposal No. 3--Approval of a change of fundamental investment policies to permit the Energy and Natural Resources Fund to invest in precious metal bullion and coins and futures contracts on commodities:

  At the Meeting, the shareholders of the Energy and Natural Resources Fund approved Proposal No. 3 as follows:


                                                    FOR      AGAINST   ABSTAIN
                                                 ---------   -------   -------
                                                 1,569,111   119,548   92,838

  Proposal No. 4--Approval of the adoption of a fundamental investment policy to allow the Energy and Natural Resources Fund to invest more than 25% of the value of its total assets in companies in the energy and other natural resources groups of industries:

  At the Meeting, the shareholders of the Energy and Natural Resources Fund approved Proposal No. 4 as follows:


                                                    FOR      AGAINST   ABSTAIN
                                                 ---------   -------   -------
                                                 1,682,507   15,739    83,251

USTDEA 398